UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 9, 2009

STERLING OIL & GAS COMPANY
(Exact name of registrant as specified in its charter)

NEVADA	000-52959
(State or other jurisdiction of incorporation)	(Commission File No.)

121 W. Merino St.
Upton, Wyoming 82730
(Address of principal executive offices and Zip Code)

(307) 468-9368
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Sterling Oil & Gas Company hereby amends and restates in its entirety the Form 8-K filed February 5, 2008 as follows:

ITEM 8.01     Other Events.

Upton, Wyoming, February 9, 2009 – Sterling Oil & Gas Company (OTCBB: SGOG) today announced that its common stock has been cleared by FINRA for quotation on the OTC Bulletin Board and Pink Sheets. Sterling Oil & Gas Company will be trading under the symbol, SGOG. Brokers entering priced quotations for the Company’s common stock are subject to filings required by the rules and regulations of the Securities and Exchange Commission before the priced entry appears in a quotation medium stating the basis and factors for the pricing quotation.

ITEM 9.01     Financial Statements and Exhibits

Exhibits	Document Description
99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 9th day of February, 2009.

STERLING OIL & GAS COMPANY

BY:   RICHARD STIFEL
         Richard Stifel, Principal Financial Officer,
         Principal Accounting Officer and Secretary.